UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2016

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 79.1%
CONSUMER DISCRETIONARY - 17.9%
Auto Components - 1.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,670,000	$1,646,787	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,590,000	1,607,887
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	1,300,000	1,334,125	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	3,030,000	3,219,375	(a)

Total Auto Components				7,808,174

Diversified Consumer Services - 1.2%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,400,000	1,326,500	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,260,000	2,406,900	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	2,220,000	2,458,650
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000	1,218,300

Total Diversified Consumer Services				7,410,350

Hotels, Restaurants & Leisure - 4.0%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	2,992,000	3,096,720	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,368,005	1,368,005	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	6.375%	4/1/26	710,000	763,250	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	969,000	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,710,000	2,960,675
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	780,000	787,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	2,825,000	2,867,375	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	3,160,000	3,333,800
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	690,000	733,125	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	2,270,000	2,321,075	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	220,000	220,808	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	420,000	470,140
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,520,000	1,546,600	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	870,000	885,225	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	740,000	790,764	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,770,000	1,792,125	(a)

Total Hotels, Restaurants & Leisure				24,906,487

Household Durables - 3.0%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	1,730,000	1,717,025
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	3,570,000	3,623,550	(a)(b)
PulteGroup Inc., Senior Notes	4.250%	3/1/21	2,180,000	2,299,900
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,430,000	1,412,125	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	2,100,000	2,079,000	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	930,000	953,250
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,850,000	2,999,625
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	428,450
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	3,680,000	3,588,000	(a)

Total Household Durables				19,100,925

Internet & Direct Marketing Retail - 0.2%
Netflix Inc., Senior Bonds	5.500%	2/15/22	1,000,000	1,087,500

Leisure Products - 0.6%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,130,000	2,324,025	(a)
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,620,000	1,709,262

Total Leisure Products				4,033,287

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 4.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	1,210,000	$1,282,600	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	2,000,000	2,075,484	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	5,807,000	6,460,287
DISH DBS Corp., Senior Notes	7.875%	9/1/19	500,000	558,750
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,500,000	4,845,960
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,170,000	1,287,737
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	3,187,560	1,227,211	(b)
Lamar Media Corp., Senior Notes	5.750%	2/1/26	240,000	257,856
LG FinanceCo Corp., Senior Notes	5.875%	11/1/24	630,000	639,056	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,890,000	1,620,675	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,431,751	1,446,892	(a)(b)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	3,050,000	3,138,664	(a)
Tribune Media Co., Senior Notes	5.875%	7/15/22	1,470,000	1,477,350
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	3,100,000	3,177,500	(a)

Total Media				29,496,022

Multiline Retail - 1.1%
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	2,670,000	2,776,800
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	500,000	535,000
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	2,850,000	2,365,500	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,660,000	1,314,513	(a)(b)

Total Multiline Retail				6,991,813

Specialty Retail - 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	870,000	895,012
CST Brands Inc., Senior Notes	5.000%	5/1/23	690,000	727,950
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,000,000	1,031,125	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	618,750	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,360,000	1,404,200	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,040,000	2,264,800	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,210,000	1,092,025	(a)
L Brands Inc., Senior Notes	6.625%	4/1/21	1,000,000	1,155,000

Total Specialty Retail				9,188,862

Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	1,021,875	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,539,285

Total Textiles, Apparel & Luxury Goods				2,561,160

TOTAL CONSUMER DISCRETIONARY				112,584,580

CONSUMER STAPLES - 3.0%
Beverages - 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,760,000	2,580,600	(a)
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	2,000,000	2,197,500

Total Beverages				4,778,100

Food & Staples - 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	980,000	1,014,300	(a)

Food & Staples Retailing - 0.5%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,310,000	3,206,563	(a)

Food Products - 1.0%
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	2,360,000	2,424,900	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	1,900,000	1,847,750	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,230,000	2,252,300	(a)

Total Food Products				6,524,950

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,151,000	$2,642,901
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	830,000	832,075	(a)

Total Tobacco				3,474,976

TOTAL CONSUMER STAPLES				18,998,889

ENERGY - 13.9%
Energy Equipment & Services - 0.9%
CGG, Senior Notes	6.500%	6/1/21	2,300,000	1,173,000
Ensco PLC, Senior Notes	4.700%	3/15/21	1,870,000	1,731,620
Pride International Inc., Senior Notes	6.875%	8/15/20	1,975,000	2,012,031
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	529,200

Total Energy Equipment & Services				5,445,851

Oil, Gas & Consumable Fuels - 13.0%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	550,318
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	7,077,000	3,927,735	*(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,160,000	1,139,700	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,890,000	2,140,425	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,360,000	1,416,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	938,025
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,900,000	1,624,500
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	620,000	539,400
Concho Resources Inc., Senior Notes	5.500%	4/1/23	730,000	750,440
Continental Resources Inc., Senior Notes	7.125%	4/1/21	2,180,000	2,259,679
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	2,080,000	2,124,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,840,000	1,890,600
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	540,000	540,675	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	133,700
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	652,525
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	70,805
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,260,000	1,785,400
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	280,850
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	685,000
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	1,300,000	1,381,250	(a)
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	1,940,000	1,988,500
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	570,000	584,962
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	1,830,000	1,907,775
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,960,000	3,811,500	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	530,000	553,850	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	740,000	765,900
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	2,154,636	(a)
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(c)(d)(f)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	530,000	459,775	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	498,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	570,000		$470,250	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	3,240,000		2,502,900	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	680,000		676,600
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000		811,800
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,420,000		1,430,650	(a)
NGPL PipeCo LLC, Senior Secured Notes	9.625%	6/1/19	5,830,000		6,150,650	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,400,000		2,397,000
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	5,930,000		2,372,000	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	560,000		597,800	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	560,000		590,800	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,390,000		1,469,925
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000		296,250
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000		50,960	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,210,000		1,176,725	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	4,666,000		4,916,797	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,570,000		2,402,950	(d)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	2,369,000		1,907,045	(a)(d)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	3,000,000		3,135,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,428,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,080,000		1,080,000	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000		643,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	310,000		324,531
Williams Cos. Inc., Debentures	7.500%	1/15/31	610,000		704,172
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	780,000		758,550
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	970,000		991,825
WPX Energy Inc., Senior Notes	7.500%	8/1/20	350,000		370,563
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,850,000		1,854,625
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	2,530,000		2,788,566	(a)

Total Oil, Gas & Consumable Fuels					81,856,959

TOTAL ENERGY					87,302,810

FINANCIALS - 8.8%
Banks - 3.6%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,550,000		1,683,688	(g)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		223,625
Barclays Bank PLC, Subordinated Notes	7.750%	4/10/23	3,000,000		3,161,250	(g)
CIT Group Inc., Senior Notes	5.500%	2/15/19	310,000		327,050	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,821,000		1,950,746
CIT Group Inc., Senior Notes	5.000%	8/1/23	4,380,000		4,676,088
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,860,000		1,904,175	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,320,000		1,421,534	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,260,000		2,274,125	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,050,000		1,047,375	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000		650,526
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,270,000	AUD	3,368,504	(g)(i)

Total Banks					22,688,686

Capital Markets - 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,490,000		1,542,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - 2.1%
Ally Financial Inc., Senior Notes	3.500%	1/27/19	1,180,000	$1,185,900
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,623,050
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,000,000	3,390,000
FirstCash Inc., Senior Notes	6.750%	4/1/21	920,000	966,000
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	278,000	302,325
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,015,000
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	888,800
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000	1,864,850	(a)

Total Consumer Finance				13,235,925

Diversified Financial Services - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	1,000,000	1,055,000
ILFC E-Capital Trust I, Junior Subordinated Notes	4.000%	12/21/65	2,450,000	1,960,000	(a)(g)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000	205,000
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,891,000	2,323,566

Total Diversified Financial Services				5,543,566

Insurance - 1.9%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	3,000,000	3,150,000
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	2,520,000	2,598,750
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000	3,508,750	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	2,930,000	2,849,425

Total Insurance				12,106,925

TOTAL FINANCIALS				55,117,252

HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 1.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,285,000	1,285,000	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	3,090,000	2,657,400
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,325,000	2,144,812	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,730,000	1,665,125	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,590,000	1,502,550
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	1,300,000	1,404,000	(a)

Total Health Care Equipment & Supplies				10,658,887

Health Care Providers & Services - 3.8%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,660,000	2,473,800
Centene Corp., Senior Notes	5.625%	2/15/21	1,240,000	1,303,872
Centene Corp., Senior Notes	4.750%	5/15/22	1,720,000	1,754,400
Centene Corp., Senior Notes	4.750%	1/15/25	2,570,000	2,565,181
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,503,000	1,709,963	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	830,000	946,615
HCA Inc., Senior Secured Notes	6.500%	2/15/20	4,000,000	4,440,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	3,000,000	2,872,500
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	2,360,000	2,530,864	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	525,000	521,063
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	3,090,000	2,981,850

Total Health Care Providers & Services				24,100,108

Pharmaceuticals - 1.2%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	200,000	211,250	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	660,000	658,350
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	170,000	153,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	2,770,000	2,402,975	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - (continued)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,790,000	$2,493,563	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,950,000	1,545,375	(a)

Total Pharmaceuticals				7,464,513

TOTAL HEALTH CARE				42,223,508

INDUSTRIALS - 10.5%
Aerospace & Defense - 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,240,000	3,167,100	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,280,000	1,289,600

Total Aerospace & Defense				4,456,700

Air Freight & Logistics - 0.4%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,350,000	2,423,437	(a)

Airlines - 1.0%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	112,011	120,832
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	635,076	664,845	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	472,738	498,148	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,413,078	2,527,699	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	7,330	7,395	(d)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	29,912	30,923
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	303,275	321,850
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	192,661	202,535
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	337,810	385,525
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,593,551	1,730,995

Total Airlines				6,490,747

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,920,000	1,891,200	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	2,010,000	2,120,550	(a)

Total Building Products				4,011,750

Commercial Services & Supplies - 1.9%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	1,090,000	1,197,638
ADT Corp., Senior Secured Notes	3.500%	7/15/22	270,000	257,175
ADT Corp., Senior Secured Notes	4.125%	6/15/23	320,000	314,499
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000	1,903,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,130,000	1,076,325
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,026,000	3,232,918
West Corp., Senior Notes	5.375%	7/15/22	1,300,000	1,256,125	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	2,900,000	2,994,250	(a)

Total Commercial Services & Supplies				12,231,930

Construction & Engineering - 1.0%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000	641,025	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	3,122,243	2,825,630	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	670,000	673,350	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	4,720,000	2,053,200	*(a)(d)(e)

Total Construction & Engineering				6,193,205

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electrical Equipment - 1.1%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	3,000,000	$2,835,000	(a)(b)
International Wire Group Inc., Senior Notes	10.750%	8/1/21	1,170,000	1,108,575	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,700,000	1,674,500	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	1,290,000	1,308,060	(a)

Total Electrical Equipment				6,926,135

Machinery - 1.4%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,350,000	3,425,375	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,843,000	3,704,895	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,480,000	1,542,900	(a)

Total Machinery				8,673,170

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,220,000	3,207,200	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	280,800	*(d)(e)

Total Marine				3,488,000

Road & Rail - 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,130,000	1,991,550	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	707,000	(i)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	580,000	585,800	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,470,000	992,250

Total Road & Rail				4,276,600

Trading Companies & Distributors - 0.9%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,310,000	3,498,670
HD Supply Inc., Senior Secured Notes	5.250%	12/15/21	1,950,000	2,079,187	(a)

Total Trading Companies & Distributors				5,577,857

Transportation - 0.2%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,738,037	1,073,238	(a)(b)

TOTAL INDUSTRIALS				65,822,769

INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 0.2%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	1,390,000	1,429,963	(a)

Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,540,000	1,545,775

Internet Software & Services - 0.3%
Bankrate Inc., Senior Notes	6.125%	8/15/18	957,000	967,766	(a)
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	953,700

Total Internet Software & Services				1,921,466

IT Services - 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	990,000	465,300	(a)(d)
First Data Corp., Senior Notes	7.000%	12/1/23	4,400,000	4,620,000	(a)

Total IT Services				5,085,300

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	828,000	815,580	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Technology Hardware, Storage & Peripherals - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	2,190,000	$2,309,055	(a)

TOTAL INFORMATION TECHNOLOGY				13,107,139

MATERIALS - 8.4%
Chemicals - 1.1%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	1,160,000	1,180,300	(a)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	650,000	697,125	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,049,832	997,340	(a)(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	630,000	681,188	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,805,000	1,791,462	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,692,000	(a)

Total Chemicals				7,039,415

Construction Materials - 1.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	2,594,000	2,691,275	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	420,000	438,900	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,805,250	(a)
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	1,260,000	1,272,100
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	930,000	969,525

Total Construction Materials				7,177,050

Containers & Packaging - 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	200,000	207,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	267,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.850%	12/15/19	200,000	203,750	(a)(g)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.067%	5/15/21	2,210,000	2,259,725	(a)(g)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,540,000	1,617,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,390,000	1,442,125	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000	3,536,887
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	515,825
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,800,000	1,847,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	3,760,000	3,863,513

Total Containers & Packaging				15,760,875

Metals & Mining - 3.7%
Alcoa Inc., Senior Notes	5.400%	4/15/21	3,000,000	3,206,850
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,438,125	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	200,000	206,460	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,400,000	1,414,000	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	2,480,000	2,519,370	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	1,200,000	1,194,000	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,872,000	1,916,460	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,540,000	2,616,200
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	1,400,000	1,389,500
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	560,000	541,800
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,400,000	1,291,500
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,915,333	71,825	*(a)(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - (continued)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	20,584	$0	(a)(c)(d)(f)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	341,000	354,001	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,230,000	1,217,700
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	2,570,000	2,814,150	(a)

Total Metals & Mining				23,191,941

TOTAL MATERIALS				53,169,281

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	710,000	705,389	(a)
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	210,000	222,600
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	850,000	884,000	(a)
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	220,000	206,800
Corrections Corp. of America, Senior Notes	5.000%	10/15/22	960,000	871,200
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	390,000	344,175
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	3,112,000	3,220,920
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,226,750
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	2,220,000	2,355,975	(a)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,280,000	1,264,000	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	850,000	869,125

Total Equity Real Estate Investment Trusts (REITs)				12,170,934

Real Estate Management & Development - 0.1%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	560,000	611,800	(a)

TOTAL REAL ESTATE				12,782,734

TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 1.9%
Frontier Communications Corp., Senior Notes	8.875%	9/15/20	3,360,000	3,582,600
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,807,800	(a)
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	2,480,000	2,554,400
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,570,000	1,245,325	*(a)(e)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,070,000	1,094,075
Windstream Services LLC, Senior Notes	7.750%	10/1/21	680,000	677,450

Total Diversified Telecommunication Services				11,961,650

Wireless Telecommunication Services - 2.8%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,960,000	3,056,200	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	1,310,000	1,480,300	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	370,000	376,475
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,475,000	8,241,188	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	667,200
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	920,000	1,081,000
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,580,500

Total Wireless Telecommunication Services				17,482,863

TOTAL TELECOMMUNICATION SERVICES				29,444,513

UTILITIES - 1.1%
Electric Utilities - 0.5%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	330,309	264,660
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,615,000	1,807,619
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	890,000	934,500

Total Electric Utilities				3,006,779

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	5,173,503	$4,093,535
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	155,684	127,466

Total Independent Power and Renewable Electricity Producers				4,221,001

TOTAL UTILITIES				7,227,780

TOTAL CORPORATE BONDS & NOTES (Cost - $519,637,273)				497,781,255

ASSET-BACKED SECURITIES - 4.4%
American Money Management Corp., 2015-16A E	6.481%	4/14/27	1,150,000	995,673	(a)(g)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.909%	11/25/32	2,039,217	1,951,984	(g)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.659%	3/25/34	3,466,690	2,982,972	(g)
Avery Point CLO Ltd., 2015-6A E1	6.278%	8/5/27	1,500,000	1,341,489	(a)(g)
Babson CLO Ltd., 2015-2A E	6.431%	7/20/27	1,000,000	901,603	(a)(g)
Carlyle Global Market Strategies, 2015-2A D	6.186%	4/27/27	1,000,000	897,834	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	5.881%	7/20/26	750,000	663,473	(a)(g)
Dryden Senior Loan Fund, 2014-34A D	4.480%	10/15/26	1,000,000	973,862	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	6.767%	8/15/28	1,750,000	1,614,134	(a)(g)
Galaxy CLO Ltd., 2015-20A E	6.381%	7/20/27	500,000	438,355	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.081%	7/20/27	1,500,000	1,323,357	(a)(g)
GSAA Trust, 2006-5 2A3	0.804%	3/25/36	3,924,162	2,554,226	(g)
GSAMP Trust, 2004-SEA2 M2	1.784%	3/25/34	2,570,763	1,807,742	(g)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.684%	3/25/37	2,313,836	1,953,277	(g)
Jamestown CLO Ltd., 2015-8A D2	7.630%	1/15/28	1,975,000	1,859,231	(a)(g)
Marathon CLO Ltd., 2015-8A C	4.932%	7/18/27	950,000	869,712	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	6.130%	7/15/27	1,250,000	1,086,481	(a)(g)
Structured Asset Securities Corp., 2005-SC1 1A2	7.441%	5/25/31	2,846,148	2,500,067	(a)(g)
Treman Park CLO Ltd, 2015-1A E	7.081%	4/20/27	1,250,000	1,175,393	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $28,800,453)				27,890,865

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.7%
American Home Mortgage Assets, 2006-6 A1A	0.724%	12/25/46	4,430,225	3,005,655	(g)
Banc of America Funding Corp., 2015-R4 6A3	0.674%	8/27/36	2,640,000	1,729,200	(a)(g)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	297,919	291,007	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,154,531	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.684%	9/25/34	2,650,275	2,293,381	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.848%	2/19/45	2,548,292	1,474,585	(g)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	1,600,000	1,078,680	(a)(g)
Structured ARM Loan Trust, 2005-19XS M1II	1.184%	10/25/35	11,279,089	4,884,747	(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,018,586	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $17,621,357)				16,930,372

CONVERTIBLE BONDS & NOTES - 0.4%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	1,140,000	1,075,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices Inc., Senior Notes	2.125%	9/1/26	1,190,000	$1,343,956

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,845,687	129,198	(a)(d)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,187,062)				2,549,029

SENIOR LOANS - 6.7%
CONSUMER DISCRETIONARY - 1.8%
Hotels, Restaurants & Leisure - 0.4%
Boyd Gaming Corp., Term Loan B2	3.524%	9/15/23	1,000,000	1,008,250	(j)(k)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,676,959	(j)(k)

Total Hotels, Restaurants & Leisure				2,685,209

Multiline Retail - 0.3%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,910,268	1,760,910	(j)(k)

Specialty Retail - 0.9%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	1,914,736	1,860,684	(j)(k)
CWGS Group LLC, Term Loan	5.750%	2/20/20	748,836	752,113	(j)(k)
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	997,487	1,007,808	(j)(k)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	2,300,000	1,897,500	(j)(k)

Total Specialty Retail				5,518,105

Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	2,088,200	1,534,827	(j)(k)

TOTAL CONSUMER DISCRETIONARY				11,499,051

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Albertsons LLC, 2016 Term Loan B6	4.750%	6/22/23	1,000,000	1,010,813	(j)(k)

ENERGY - 1.2%
Energy Equipment & Services - 0.3%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	3,124,212	2,186,949	(d)(j)(k)

Oil, Gas & Consumable Fuels - 0.9%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	1,010,000	1,081,205	(j)(k)
EP Energy LLC, 2016 Term Loan	9.750%	6/30/21	2,000,000	2,050,000	(j)(k)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	775,876	771,996	(d)(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	2,032,274	1,630,900	(j)(k)

Total Oil, Gas & Consumable Fuels				5,534,101

TOTAL ENERGY				7,721,050

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,790,784	1,762,431	(j)(k)

Health Care Providers & Services - 0.8%
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	956,772	968,971	(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	2,618,000	2,601,638	(j)(k)
Vizient Inc., First Lien Term Loan	5.000%	2/13/23	1,413,924	1,431,008	(j)(k)

Total Health Care Providers & Services				5,001,617

Pharmaceuticals - 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	1,404,409	1,413,478	(j)(k)

TOTAL HEALTH CARE				8,177,526

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	985,000	$893,888	(j)(k)

Commercial Services & Supplies - 0.2%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	170,000	170,438	(j)(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,298,610	1,326,612	(j)(k)

Total Commercial Services & Supplies				1,497,050

Marine - 0.4%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	2,466,750	2,398,914	(j)(k)

TOTAL INDUSTRIALS				4,789,852

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.2%
Zebra Technologies Corp., 2016 Term Loan B	—	10/27/21	965,147	976,408	(l)

Internet Software & Services - 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan	—	10/11/24	1,370,000	1,393,975	(l)

TOTAL INFORMATION TECHNOLOGY				2,370,383

MATERIALS - 0.2%
Containers & Packaging - 0.1%
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	1,000,000	1,003,466	(j)(k)

Metals & Mining - 0.1%
Essar Steel Algoma Inc., Term Loan	9.000%	8/9/19	1,465,200	432,234	*(e)(j)(k)

TOTAL MATERIALS				1,435,700

UTILITIES - 0.8%
Electric Utilities - 0.8%
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	2,939,167	2,380,725	(j)(k)
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	706,441	658,756	(d)(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,561,000	2,304,900	(d)(j)(k)

TOTAL UTILITIES				5,344,381

TOTAL SENIOR LOANS (Cost - $46,095,306)				42,348,756

SOVEREIGN BONDS - 0.3%
Argentina - 0.3%
Republic of Argentina, Senior Notes (Cost - $1,570,000)	6.875%	4/22/21	1,570,000	1,702,665	(a)

			SHARES
COMMON STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			83,175	782,677	*(c)(d)

Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	170,783	*(d)

TOTAL CONSUMER DISCRETIONARY				953,460

ENERGY - 1.4%
Energy Equipment & Services - 0.5%
Hercules Offshore Inc.			134,398	228,477	*(d)
KCAD Holdings I Ltd.			282,728,964	2,629,379	*(c)(d)

Total Energy Equipment & Services				2,857,856

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY			SHARES	VALUE
Oil, Gas & Consumable Fuels - 0.9%
Magnum Hunter Resources Corp.			435,363	$5,224,356	*(d)
MWO Holdings LLC			738	709,314	(c)(d)

Total Oil, Gas & Consumable Fuels				5,933,670

TOTAL ENERGY				8,791,526

FINANCIALS - 0.3%
Banks - 0.3%
Wells Fargo & Co.			39,260	1,806,353

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			15,700	185,417	*(c)(d)

INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS			104,107	929,675	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(a)(c)(d)(f)

TOTAL INDUSTRIALS				929,675

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			4,234,989	0	*(c)(d)(f)

Paper & Forest Products - 0.0%
Verso Corp., Class A Shares			271	1,664	*

TOTAL MATERIALS				1,664

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571	1	*(d)

TOTAL COMMON STOCKS (Cost - $27,326,227)				12,668,096

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC (Cost - $1,696,176)	5.500%		2,029	1,560,301

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Consumer Finance - 0.9%
GMAC Capital Trust I (Cost - $5,569,507)	6.691%		214,437	5,474,577	(g)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost - $439,342)		1/17/17	20,530,000	21,187

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $652,942,703)				608,927,103

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreements - 1.6%
Deutsche Bank Securities Inc. repurchase agreement dated 10/31/16; Proceeds at maturity - $10,000,097; (Fully collateralized by U.S. government obligations, 1.375% due 7/31/18; Market value - $10,200,000 (Cost - $10,000,000)	0.350%	11/1/16	10,000,000	$10,000,000

			SHARES
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $6,871,355)	0.251%		6,871,355	6,871,355

TOTAL SHORT-TERM INVESTMENTS (Cost - $16,871,355)				16,871,355

TOTAL INVESTMENTS - 99.4% (Cost - $669,814,058#)				625,798,458
Other Assets in Excess of Liabilities - 0.6%				3,526,557

TOTAL NET ASSETS - 100.0%				$629,325,015

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of October 31, 2016.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of October 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
SAR	— Saudi Arabian Riyal

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$111,216,575	$1,368,005		$112,584,580
Energy	—	87,302,810	0	*	87,302,810
Materials	—	53,169,281	0	*	53,169,281
Other Corporate Bonds & Notes	—	244,724,584	—		244,724,584
Asset-Backed Securities	—	27,890,865	—		27,890,865
Collateralized Mortgage Obligations	—	16,930,372	—		16,930,372
Convertible Bonds & Notes	—	2,549,029	—		2,549,029
Senior Loans:
Consumer Discretionary	—	9,601,551	1,897,500		11,499,051
Energy	—	4,762,105	2,958,945		7,721,050
Industrials	—	3,895,964	893,888		4,789,852
Utilities	—	3,039,481	2,304,900		5,344,381
Other Senior Loans	—	12,994,422	—		12,994,422
Sovereign Bonds	—	1,702,665	—		1,702,665
Common Stocks:
Consumer Discretionary	—	—	953,460		953,460
Energy	$228,477	5,224,356	3,338,693		8,791,526
Health Care	—	—	185,417		185,417
Industrials	—	—	929,675		929,675
Materials	1,664	—	0	*	1,664
Other Common Stocks	1,806,354	—	—		1,806,354
Convertible Preferred Stocks	1,560,301	—	—		1,560,301
Preferred Stocks	5,474,577	—	—		5,474,577
Purchased Options	—	21,187	—		21,187

Total Long-Term Investments	$9,071,373	$585,025,247	$14,830,483		$608,927,103

Short-Term Investments†:
Repurchase Agreements	—	$10,000,000	—		$10,000,000
Money Market Funds	$6,871,355	—	—		6,871,355

Total Short-Term Investments	$6,871,355	$10,000,000	—		$16,871,355

Total Investments	$15,942,728	$595,025,247	$14,830,483		$625,798,458

Other Financial Instruments:
Futures Contracts	$915,819	—	—		$915,819
Forward Foreign Currency Contracts	—	$16,558	—		16,558
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	26,970	—		26,970

Total Other Financial Instruments	$915,819	$43,528	—		$959,347

Total	$16,858,547	$595,068,775	$14,830,483		$626,757,805

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Futures Contracts	$656,440	—	—		$656,440
Forward Foreign Currency Contracts	—	$138,155	—		138,155

Total	$656,440	$138,155	—		$794,595

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BOND & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		MATERIALS
Balance as of July 31, 2016	$2,299,752	$0	*	$0	*
Accrued premiums/discounts	4,582	—		—
Realized gain (loss)	29,370	—		—
Change in unrealized appreciation (depreciation)[1]	(4,582)	—		—
Purchases	47,253	—		—
Sales	(1,008,370)	—		—
Transfers into Level 3[2]	—	—		—
Transfers out of Level 3[3]	—	—		—

Balance as of October 31, 2016	$1,368,005	$0	*	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[1]	$(4,582)	—		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	HEALTH CARE	INDUSTRIALS	UTILITIES
Balance as of July 31, 2016	$3,268,743	$2,440,728	$2,325,012	$2,546,005	$3,249,266	$2,960,099
Accrued premiums/discounts	8,199	1,366	3,613	439	5,099	4,686
Realized gain (loss)	391	65,619	97	—	1,362	194
Change in unrealized appreciation (depreciation)[1]	160,294	(75,093)	63,444	55,194	68,700	6,956
Purchases	—	—	15,876	—	—	—
Sales	(5,300)	(2,432,620)	(5,145)	—	(31,625)	(8,279)
Transfers into Level 3[2]	—	—	2,186,948	—	—	—
Transfers out of Level 3[3]	(1,534,827)	—	(1,630,900)	(2,601,638)	(2,398,914)	(658,756)

Balance as of October 31, 2016	$1,897,500	—	$2,958,945	—	$893,888	$2,304,900

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[1]	$(331)	—	$(1,773)	—	$2,463	$11,783

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		TOTAL
Balance as of July 31, 2016	$1,029,459	$1,724,647	$192,325	$774,556	$0	*	$22,810,592
Accrued premiums/discounts	—	—	—	—	—		27,984
Realized gain (loss)	—	—	—	—	—		97,033
Change in unrealized appreciation (depreciation)[1]	(75,999)	876,297	(6,908)	155,119	—		1,223,422
Purchases	—	737,749	—	—	—		800,878
Sales	—	—	—	—	—		(3,491,339)
Transfers into Level 3[2]	—	—	—	—	—		2,186,948
Transfers out of Level 3[3]	—	—	—	—	—		(8,825,035)

Balance as of October 31, 2016	$953,460	$3,338,693	$185,417	$929,675	$0	*	$14,830,483

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[1]	$(75,999)	$876,297	$(6,908)	$155,119	$—		$956,069

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,696,841
Gross unrealized depreciation	(61,712,441)

Net unrealized depreciation	$(44,015,600)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	398	12/16	$86,861,831	$86,819,969	$(41,862)
U.S. Treasury 5-Year Notes	439	12/16	53,340,586	53,029,828	(310,758)
U.S. Treasury Ultra Long-Term Bonds	29	12/16	5,406,008	5,102,188	(303,820)

					(656,440)

Contracts to Sell:
U.S. Treasury 10-Year Notes	580	12/16	76,098,319	75,182,500	915,819

Net unrealized appreciation on open futures contracts					$259,379

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,021,619	USD	3,042,005	Bank of America N.A.	11/10/16	$16,558
EUR	4,952,454	USD	5,563,487	Bank of America N.A.	11/10/16	(125,225)
USD	2,430,030	AUD	3,212,180	Citibank N.A.	11/10/16	(12,930)

Total						$(121,597)

Notes to Schedule of Investments (unaudited) (continued)

Abbreviations used in this table:

AUD	— Australian Dollar
EUR	— Euro
USD	— United States Dollar

At October 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$14,120,000	12/20/21	5.000% quarterly	$(475,844)	$(502,814)	$26,970

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2016